JPMORGAN INSURANCE TRUST

JPMorgan Insurance Trust Mid Cap Value Portfolio

(All Share Classes)

Supplement dated August 22, 2014

to the Prospectuses dated May 1, 2014

The first paragraph under “What are the Portfolio’s main investment strategies?” in the Portfolio’s “Risk/Return Summary” and the first paragraph under “More About the Portfolio — Additional Information About the Portfolio’s Investment Strategies” are both hereby deleted in their entirety and replaced with the following:

Under normal circumstances, at least 80% of the Portfolio’s Assets will be invested in equity securities of mid cap companies, including common stock and debt securities and preferred stock both of which are convertible into common stock. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap Value Index and/or between $1 billion and $20 billion at the time of purchase. As of the date of the last reconstitution of the Russell Midcap Value Index on June 27, 2014, the market capitalizations of the companies in the index ranged from $1.5 billion to $29.8 billion. In implementing its main strategies, the Portfolio’s investments are primarily in common stocks and real estate investment trusts (REITs).

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-JPMITMCVP-814